SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 17, 2000
                                                          ---------------

                        MURDOCK COMMUNICATIONS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
                   -------------------------------------------
                 (State or other jurisdiction or incorporation)

                 000-21463                            42-1337746
         ------------------------                 -------------------
         (Commission File Number)          (I.R.S. Employer I.D. Number)


            5539 Crane Lane NE
           Cedar  Rapids,  Iowa                          52402
         ------------------------                 -------------------
(Address of Principal Executive Offices)               (Zip Code)

                                  319-393-8999
                   -------------------------------------------
              (Registrant's telephone number; including area code)

Item  2.  Acquisition  or  Disposition  of  Assets.
--------------------------------------------------

     On August 17, 2000, Murdock Communications Corporation (the "Company") completed its sale of 100% of the stock of Incomex, Inc. ("Incomex") to John Rance, Michael Upshaw and Fernando Ficachi (collectively, the "Purchasers"), three of the former shareholders of Incomex. The effective date of the closing of the sale was June 30, 2000. The Company originally acquired Incomex in February 1998. Incomex provides billing and collection services for calls to the United States from resort hotels in Mexico.

     Pursuant to the Purchase Agreement, dated as of June 23, 2000 (the "Agreement"), among the Company, MCC Acquisition Corp., a wholly owned subsidiary of the Company ("MCC Sub"), the Purchasers and the other former shareholders of Incomex, the Purchasers purchased all of the shares of Incomex from MCC Sub in consideration of (a) the transfer to the Company by the Purchasers of 250,000 shares of the Company's no par value common stock originally issued by the Company pursuant to the Company's acquisition of Incomex, (b) cancellation and forgiveness of all amounts outstanding under promissory notes in the aggregate principal amount of $684,919 originally issued by the Company to the shareholders of Incomex in connection with an earn-out adjustment for the Company's acquisition of Incomex, and (c) the cancellation of all employment compensation and employment contacts between the Company or MCC Sub and the Purchasers. The parties also executed mutual releases relating to liabilities between the Company and Incomex and claims that the Company may have against the former shareholders of Incomex. The Company retained certain rights under a contract between Incomex and its largest customer which was terminated by that customer in February 2000.

     The Company is not aware of any material relationship between the Purchasers and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer as of the date of this report, except that (a) John Rance, one of the Purchasers, has served as Chief Executive Officer of Incomex since April 1997 and served as a director of the Company from October 1999 to January 2000, (b) the Company was a party to Employment Agreements with John Rance and Michael Upshaw and (c) the Company has borrowed $850,000 from John Rance, $850,000 from Michael Upshaw and $500,000 from Fernando Ficahi. These notes remain outstanding, are past due and have been pledged by the Purchasers to a bank that is currently being liquidated by the Federal Deposit Insurance Corporation.

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

          The Unaudited Consolidated Balance Sheet dated June 30, 2000, contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, reflects the transaction described in this report. The Unaudited Statement of Operations for the six months ended June 30, 2000, contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, reflects the transaction described in this report and reflects Incomex as a Discontinued Operation.

             The following pro forma financial information relating to the sale of Incomex by the Company is filed as part of this report:

                                                            Page  No.
                                                            ---------

             Unaudited  Pro  Forma  Consolidated
             Statement  of  Operations  for  the  year
             ended  December  31,  1999                          5

     (c)     Exhibits

     2.1-    Purchase  Agreement,  dated  as  of  June  23,  2000, among Murdock
Communications Corporation, MCC Acquisition Corp., John Rance, Michael Upshaw, Fernando Ficachi, and the other former shareholders of Incomex, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MURDOCK  COMMUNICATIONS  CORPORATION
Date:  August  30,  2000
                                       BY      /s/  Paul  C.  Tunink
                                         ----------------------------------
                                                  Paul C. Tunink,
                                                 Vice President and
                                              Chief Financial Officer

                       MURDOCK COMMUNICATIONS CORPORATION
                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS


The following unaudited pro forma consolidated statement of operations of the Company gives effect to the disposition of Incomex as if it had occurred on January 1, 1999. The unaudited pro forma consolidated statement of operations is presented for illustrative purposes only and is not necessarily indicative of the consolidated results of operations of the Company that would have been reported had the disposition occurred on January 1, 1999, nor does it represent a forecast of the consolidated results of operations of the Company for any future period. The following unaudited pro forma consolidated statement of operations is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes thereto of the Company contained in its Annual Report on Form 10-KSB for the year ended December 31, 1999.

                       MURDOCK COMMUNICATIONS CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999
                  (Dollars in thousands, except per share data)
                                    Unaudited

                                                            Year Ended December 31, 1999
                                                     -------------------------------------------
                                                       Company        Pro-Forma       Company
                                                      Historical   Adjustment (a)    Pro-Forma
                                                     ------------  ---------------  ------------
REVENUES:
  Call processing . . . . . . . . . . . . . . . . .       32,708           (8,534)       24,174
  Other revenue . . . . . . . . . . . . . . . . . .        3,039                -         3,039
                                                     ------------  ---------------  ------------
      Total revenues. . . . . . . . . . . . . . . .       35,747           (8,534)       27,213
                                                     ------------  ---------------  ------------
COST OF SALES:
  Call processing . . . . . . . . . . . . . . . . .       18,971           (4,371)       14,600
  Other cost of sales . . . . . . . . . . . . . . .        1,657                -         1,657
  Bad debt expense and universal service fund fees.       11,358           (1,869)        9,489
                                                     ------------  ---------------  ------------
      Total cost of sales . . . . . . . . . . . . .       31,986           (6,240)       25,746
                                                     ------------  ---------------  ------------

GROSS PROFIT. . . . . . . . . . . . . . . . . . . .        3,761           (2,294)        1,467
                                                     ------------  ---------------  ------------
OPERATING EXPENSES:
  Selling, general and administrative expense . . .        7,414           (1,852)        5,562
  Depreciation and amortization expense . . . . . .        2,358              (23)        2,335
  Impairment of property and equipment and
   intangible assets. . . . . . . . . . . . . . . .        5,652                -         5,652
  AcNet bad debt and acquisition expenses . . . . .        3,703                -         3,703
                                                     ------------  ---------------  ------------
      Total operating expenses. . . . . . . . . . .       19,127           (1,875)       17,252
                                                     ------------  ---------------  ------------

LOSS FROM OPERATIONS. . . . . . . . . . . . . . . .      (15,366)            (419)      (15,785)
                                                     ------------  ---------------  ------------

NONOPERATING INCOME (EXPENSE):
  Interest expense. . . . . . . . . . . . . . . . .       (3,691)             172        (3,519)
  Other income (expense). . . . . . . . . . . . . .          659             (345)          314
                                                     ------------  ---------------  ------------
      Total nonoperating income (expense) . . . . .       (3,032)            (173)       (3,205)
                                                     ------------  ---------------  ------------

LOSS BEFORE INCOME TAX EXPENSE. . . . . . . . . . .      (18,398)            (592)      (18,990)
  Income tax expense. . . . . . . . . . . . . . . .            -                -             -
                                                     ------------  ---------------  ------------
NET LOSS. . . . . . . . . . . . . . . . . . . . . .      (18,398)            (592)      (18,990)

  Dividends and accretion on 8% Series A
   Convertible Preferred Stock. . . . . . . . . . .         (194)               -          (194)
                                                     ------------  ---------------  ------------
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS. . . .  $   (18,592)  $         (592)  $   (19,184)
                                                     ============  ===============  ============

BASIC AND DILUTED NET LOSS PER COMMON SHARE . . . .  $     (1.79)  $        (0.06)  $     (1.89)
                                                     ============  ===============  ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING. . . . .   10,392,940       10,142,940    10,142,940
                                                     ============  ===============  ============

(a)     Revenues  and  expenses  of  the  Incomex  business.